Green Tree Financial Corp.
Net Interest Margin Trust 1995-A
January, 1999
Payment: February 16, 1999

              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                Cusip #                393534AC6
                                                                   -------------
                                                Trust Account #       33-34309-0
                                                                   -------------
                                                Distribution Date: Feb. 16, 1999
                                                                   -------------

                                                                                              Per $1,000
Securitized Net Interest Margin Certificates                                                   Original
--------------------------------------------                                                  ----------
1.   Amount Available                                                   2,994,324.16
                                                                      --------------

Interest

2.   Aggregate Interest                                                 1,010,353.75           3.28036932
                                                                      --------------          -----------


3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                                                   1,010,353.75
                                                                      --------------

Principal

6.   Current month's principal distribution                             1,983,970.41           6.44146237
                                                                      --------------          -----------

7.   Remaining outstanding principal balance                          165,246,994.68          536.5162165
                                                                      --------------          -----------
     Pool Factor                                                          0.53651622
                                                                      --------------

8.   Present value of the projected remaining aggregate
     cashflows of the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                                      467,606,662.20**
                                                                      --------------

9.   Aggregate amount on deposit in Reserve Fund                        7,500,000.00
                                                                      --------------

10.  Subordinated Certificateholder payment  (interest
     earnings on Reserve Fund, pursuant to Section 5.8)                    28,103.49
                                                                      --------------

11.  Aggregate principal balance of loans
     refinanced by Green Tree Financial                                 6,288,293.67
                                                                      --------------

12.  Weighted average CPR                                                      12.95%
                                                                      --------------

13.  Weighted average CDR                                                       3.01%
                                                                      --------------

14.  Annualized net loss percentage                                             1.84%
                                                                      --------------

15.  Delinquency             30-59 day                                          1.51%
                                                                      --------------
                             60-89 day                                          0.60%
                                                                      --------------
                             90+ day                                            0.98%
                                                                      --------------
                             Total 30+                                          3.09%
                                                                      --------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 1/15/99.

Green Tree Financial
Net Interest Margin Trust 1995-A
January, 1999
Payment: February 16, 1999




                                            Fee Assets
                          -----------------------------------------------------
                                 Guarantee          Inside          Fee Asset
                                   Fees              Refi             Total
                          -----------------------------------------------------

GTFC 1994-5                      242,449.82        38,178.47        280,628.29
GTFC 1994-6                            0.00        55,049.30         55,049.30
GTFC 1994-7                       26,649.02        27,296.80         53,945.82
GTFC 1994-8                      267,650.09        35,253.05        302,903.14
GTFC 1995-1                      156,383.52        62,093.68        218,477.20
GTFC 1995-2                            0.00             0.00              0.00
GTFC 1995-3                      270,446.58       119,702.06        390,148.64
GTFC 1995-4                      336,850.33        78,112.72        414,963.05
GTFC 1995-5                            0.00             0.00              0.00
                          -----------------------------------------------------

                               1,300,429.36       415,686.08      1,716,115.44

Total amount of Guarantee Fees and


     Inside Refinance Payments                                    1,716,115.44
                                                                --------------

Subordinated Servicing Fees                                         778,655.45
                                                                --------------

Payment on Finance 1 Note                                         2,494,770.89
                                                                --------------

Allocable to Interest (current)                                     737,206.03
                                                                --------------

Allocable to accrued but unpaid Interest                                  0.00
                                                                --------------

Accrued and unpaid Trustee Fees                                           0.00
                                                                --------------

Allocable to Principal                                            1,757,564.86
                                                                --------------

Finance 1 Note Principal Balance                                120,262,744.36
                                                                --------------

Green Tree Financial
Net Interest Margin Trust 1995-A
January, 1999
Payment: February 16, 1999




                                                     Inside
                                Residual              Refi             Total
                          -----------------------------------------------------

GTFC 1994-5                            0.00             0.00              0.00
GTFC 1994-6                            0.00             0.00              0.00
GTFC 1994-7                            0.00             0.00              0.00
GTFC 1994-8                            0.00             0.00              0.00
GTFC 1995-1                            0.00             0.00              0.00
GTFC 1995-2                      213,378.24        40,790.72        254,168.96
GTFC 1995-3                            0.00             0.00              0.00
GTFC 1995-4                            0.00             0.00              0.00
GTFC 1995-5                      143,114.65       102,269.66        245,384.31
                          -----------------------------------------------------

                                 356,492.89       143,060.38        499,553.27

                               Total Residual and Inside

                                   Refinance Payments               499,553.27